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                                                                    Exhibit 10.1


                 THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER

        THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment"), dated as of April 10, 2001, is by and among Condor Systems, Inc. (the "Borrower"), certain subsidiaries of the Borrower identified on the signature pages hereto (the "Guarantors"), the lenders identified on the signature pages hereto (the "Lenders"), Bank of America, N.A., formerly Bank of America National Trust and Savings Association, as agent for the Lenders (in such capacity, the "Agent"), and Antares Capital Corporation, as Documentation Agent for the Lenders.

                               W I T N E S S E T H

        WHEREAS, the Borrower, the Guarantors, WJCS, Inc., Airwave Technology, Inc., Airwave Capital, Inc., the Lenders and the Agent entered into that certain Credit Agreement dated as of April 15, 1999, as amended as of April 27, 1999 and as further amended as of February 9, 2000 (as so amended, the "Existing Credit Agreement");

        WHEREAS, WJCS, Inc. Airwave Technology, Inc. and Airwave Capital, Inc. merged into Borrower; and

        WHEREAS, the Credit Parties, the Agent and the Required Lenders have agreed to amend the Existing Credit Agreement as provided herein.

        NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART 1
                                   DEFINITIONS

        SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

               "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

               "Amendment No. 3 Effective Date" is defined in Subpart 4.1 hereof.

        SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


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                                     PART 2
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

        Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

        SUBPART 2.1 Amendments to Section 1.1.

        (a) The definition of "Borrowing Base" appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "Borrowing Base" means, as of any day and without duplication, the sum of (a) 85% of Eligible Receivables plus (b) 50% of Eligible Inventory plus (c) 50% of Unbilled Receivables, in each case as set forth in the most recent Borrowing Base Certificate delivered to the Agent and the Lenders in accordance with the terms of Section 7.1(m).

        (b) The definition of "Consolidated EBITDA Adjustment" appearing in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "Consolidated EBITDA Adjustment" means, for the fiscal quarter ended December 31, 2000, an amount equal to $7,130,000.

        (c) The definition of "Consolidated Capital Expenditures" appearing in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "Consolidated Capital Expenditures" means, as of any date for the four fiscal quarter period ending on such date with respect to the Consolidated Parties on a consolidated basis (subject to the terms of Section 1.3), all expenditures (whether paid in cash or other consideration or accrued as a liability and including that capitalized portion of Capital Leases) that are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Borrower and its Subsidiaries for such period, as determined in accordance with GAAP; provided that Consolidated Capital Expenditures shall not include (i) any such expenditures funded with the proceeds of any Asset Disposition, Excluded Asset Disposition, Involuntary Disposition or Equity Issuance occurring subsequent to the Closing Date or any such expenditure consisting of the acquisition of Eligible Assets which have been received as consideration for an Asset Disposition permitted under Section 8.5 or an Excluded Asset Disposition, (ii) any Permitted Investment described in clauses
        (xii) and (xvi) of the definition thereof and (iii) any cash expense incurred by a Consolidated Party during the Borrower's fiscal year 2001 in connection with the move of the Borrower from San Jose, California to Morgan Hill, California not to exceed $2,500,000 for such period.


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        (d) The definition of "Consolidated EBITDA" appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "Consolidated EBITDA" means, as of any date for the four fiscal quarter period ending on such date with respect to the Consolidated Parties on a consolidated basis (subject to the terms of Section 1.3), the sum (without duplication) of (i) Consolidated Net Income, plus (ii) an amount which, in the determination of Consolidated Net Income, has been deducted for (A) interest expense, (B) total federal, state, local and foreign income, value added and similar taxes, (C) depreciation and amortization expense and other charges and expenses (other than in connection with any write-downs of accounts receivable) reducing Consolidated Net Income for such period which do not represent a cash item in such period or in any future period, (D) any non-capitalized transaction costs incurred in connection with actual or proposed financings, acquisitions or divestitures (including, but not limited to, financing and refinancing fees and costs incurred in connection with the Transaction), (E) the amount of any net loss (or minus the amount of any net gain) realized in connection with any Asset Disposition and (F) the amount of any extraordinary or unusual loss (or minus the amount of any extraordinary or unusual gain), all as determined in accordance with GAAP; provided, however, that Consolidated EBITDA for each four fiscal quarter period ending on March 31, 2001, June 30, 2001 and September 30, 2001 shall be equal to the sum of (x) the amount determined as set forth above in this definition for such period plus (y) the Consolidated EBITDA Adjustment.

        (e) The definition of "Net Senior Funded Indebtedness" appearing in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "Net Senior Funded Indebtedness" means, as of any date with respect to the Consolidated Parties on a consolidated basis (subject to the terms of Section 1.3), all Funded Indebtedness minus (i) Funded Indebtedness outstanding under the Subordinated Notes and any other Funded Indebtedness which is subordinated to the Credit Party Obligations to at least the same extent of the Funded Indebtedness under the Subordinated Notes, (ii) all cash on hand and Investments consisting of Cash Equivalents, and (iii) Funded Indebtedness outstanding under the Senior Discount Notes, all as determined in accordance with GAAP.

        (f) The following new definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

               "Amendment No. 3" means the Third Amendment to Credit Agreement and Waiver dated as of April 10, 2001 by and among the Borrower, the Guarantors, the Required Lenders and the Agent.

               "Cash Flow Forecast" shall have the meaning given to such term in
        Section 7.1(o).


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               "Receivables Ratio" means, as of the last day of any fiscal quarter, the ratio of (i) the amount of Receivables (including Unbilled Receivables) as of such day to (ii) the total revenues of the Consolidated Parties on a consolidated basis for the period of twelve consecutive months ending on such day.

               "Senior Discount Notes" shall have the meaning given to such term in Section 8.1(h).

        SUBPART 2.2 Amendments to Section 3.3(b)(ii). Section 3.3(b)(ii) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

        3.3    PREPAYMENTS.

                                         ***********

                      (ii) Cash on Hand. If for any period of five consecutive
               calendar days, the sum of (i) cash on hand of the Consolidated Parties plus (ii) the Cash Equivalents of the Consolidated Parties exceeds $6,000,000, the Borrower shall, within five (5) days of the existence of such condition, prepay the Loans in an aggregate amount equal to such excess (except to the extent that such excess is attributable to Net Cash Proceeds or Excess Proceeds from Asset Dispositions or Involuntary Dispositions, as the case may be, which have not yet been required to be applied to the prepayment of the Loans pursuant to clause (iii) below) (such prepayment to be applied as set forth in clause (v) below).

        SUBPART 2.3 Amendments to Section 3.4. A new Section 3.4(a)(iv) is hereby added to Section 3.4 of the Existing Credit Agreement to read as follows:

                      (iv) The Committed Amount shall be automatically and
               permanently reduced (subject to the Borrower's option to increase the Committed Amount in accordance with Section 3.4(b)) by two million dollars ($2,000,000) as of the last Business Day of each of the calendar years 2001, 2002 and 2003 (each, a "Commitment Reduction Date") minus, in each case, the aggregate amount by which the Committed Amount has been voluntarily reduced by the Borrower pursuant to Section 3.4(a)(i) (other than voluntary reductions made pursuant to Section 7.17) during the calendar year in which such Commitment Reduction Date falls. Upon reduction of the Committed Amount, the Borrower shall prepay the Loans (or cash collateralize Letters of Credit) in an amount equal to the amount by which the aggregate of the outstanding principal amount of Revolving Loans plus LOC Obligations plus Swingline Loans exceeds the reduced Committed Amount.

        SUBPART 2.4 Amendments to Section 3.4(b). Section 3.4(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:


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        3.4    TERMINATION AND REDUCTION OF COMMITTED AMOUNT; INCREASE OF
               COMMITTED AMOUNT.

                                   ***********

               (b) Increase in Committed Amount. The Borrower shall have the right, upon at least ten (10) Business Days' prior written notice to the Agent, to effectuate a one-time increase of up to $5,000,000 in the Committed Amount, subject, however, to satisfaction of the following conditions precedent:

                      (1) no Event of Default shall have occurred and be
               continuing on the date on which such Committed Amount increase is to become effective, and the Total Leverage Ratio as of the most recent fiscal quarter end preceding the date of such increase with respect to which the Agent has received the Required Financial Information is less than or equal to 5.0 to 1.0;

                      (2) the representations and warranties set forth in
               Section 6 of this Credit Agreement shall be true and correct in all material respects on and as of the date on which such Committed Amount increase is to become effective (except those that expressly relate to an earlier date);

                      (3) on or before the date on which such Committed Amount
               increase is to become effective, the Agent shall have received, for its own account, the mutually acceptable fees and expenses required by separate agreement of the Borrower and the Agent to be paid in connection with such increase;

                      (4) such Committed Amount increase shall in no event be
               less than the entire $5,000,000 permitted hereby.

                      (5) the Borrower shall have delivered to the Agent a
               certificate of the chief financial officer or the chief accounting officer of the Borrower certifying that the Indebtedness of the Borrower under the Credit Documents as in effect after giving effect to such increase in the Committed Amount (including, without limitation, any Loan made thereafter and any reimbursement obligations with respect to Letters of Credit issued thereafter) constitute "Designated Senior Indebtedness" under the Subordinated Note Indenture; and

                      (6) such requested Committed Amount increase shall be
               effective on such date only to the extent that, on or before such date, the Agent shall have received and accepted from one or more institutions reasonably acceptable to the Agent and, with respect to any institution that is not at such time a Lender hereunder, reasonably acceptable to the Borrower, an agreement in the form of Exhibit 3.4(b) hereto (each such agreement a "New Commitment Agreement"), with respect to the increase in the Committed Amount.

               Any such increase in the Committed Amount shall not apply to the Commitment


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        of any existing Lender unless such Lender consents in writing thereto.

        SUBPART 2.5 Amendments to Section 7.1.

               (a) Section 7.1(g) is hereby amended and restated in its entirety to read as follows:

                    (g) Reports. Promptly (i) upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which any Consolidated Party shall have filed with the Securities and Exchange Commission, (ii) upon transmission thereof, copies of all financial information, notices and reports as any Consolidated Party shall send to the holders (other than an Affiliate) of any Indebtedness owed by any Consolidated Party, in their capacities as such holders and (iii) upon transmission thereof, copies of all notices and reports as any Consolidated Party shall receive from or on behalf of the holders (in their capacities as such holders) of any Indebtedness owed by any Consolidated Party under the Subordinated Notes or the Senior Discount Notes.

               (b)  New clauses (o), (p), (q), and (r) are hereby added to
        Section 7.1 of the Existing Credit Agreement to read as follows:

                    (o) Cash Flow Forecasts. On April 10, 2001 and on or before the 25th day of each calendar month thereafter (other than April 25, 2001), a two month cash flow forecast (the "Cash Flow Forecast") for the two calendar months immediately succeeding the calendar month during which such forecast is delivered or, in the case of the Cash Flow Forecast delivered on April 10, 2001, for April and May 2001, including all cash receipts and disbursements, for the Consolidated Parties on a consolidated basis, such forecast to be in form and substance reasonably acceptable to the Agent.

                    (p) Reconciliation of Cash Flow Forecasts. On May 25, 2001
               and on or before the 25th day of each calendar month thereafter (each a "Reconciliation Date"), a reconciliation (current through the last Business Day of the immediately preceding calendar month) of actual cash receipts and disbursements for the immediately preceding calendar month against projected cash receipts and disbursements contained in the Cash Flow Forecast furnished to the Lenders pursuant to Section 7.1(o) during the calendar month occurring two months prior to the month in which such Reconciliation Date occurs (or in the case of the reconciliation due on May 25, 2001, the Cash Flow Forecast furnished on April 10, 2001), such reconciliation to be in form and substance reasonably acceptable to the Agent.

                    (q) Letter of Credit Forecast. On April 10, 2001 and on the
               25th calendar day subsequent to the end of each fiscal quarter (other than April 25, 2001) of the Borrower thereafter, a twelve month forecast of the Borrower's need for Letters of


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               Credit under the Credit Agreement, such report to be in form and substance reasonably acceptable to the Agent.

                    (r) Receivables Report. On April 10, 2001 and on or before the 25th day of each calendar month thereafter (other than April 25, 2001) (i) a statement of the Receivables, as of the last day of the most recently ended calendar month, of the Consolidated Parties on a consolidated basis, with aging, (ii) a statement setting forth the components of the Receivables including billed and Unbilled Receivables, as of the last day of the most recently ended calendar month, of the Consolidated Parties on a consolidated basis, and (iii) a summary by contract of the Unbilled Receivables including the percentage completed, each such report to be in form and substance reasonably acceptable to the Agent.

               (c) A new Section 7.1(s) is hereby added by restating Section 7.1(o) of the Existing Credit Agreement (as currently written) as
        Section 7.1(s).

        SUBPART 2.6 Amendments to Section 7.9. Section 7.9 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

        7.9    USE OF PROCEEDS.

               The Borrower will use the proceeds of the Loans solely to effect the Transaction, to pay fees and expenses related to the Transaction and to provide for working capital and general corporate purposes, provided, however, that such proceeds shall not be used for any Acquisition unless, in addition to any other condition placed upon Acquisitions in this Credit Agreement, (i) the Total Leverage Ratio as most recently reported in the compliance certificate delivered pursuant to Section 7.1(c) (in connection with financial statements of the Consolidated Parties) is less than or equal to 4.0 to 1.0 and (ii) no Default or Event of Default then exists. The Borrower will use the Letters of Credit only for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, domestic or international trade transactions and obligations not otherwise aforementioned relating to transactions entered into by the applicable account party in the ordinary course of business.

        SUBPART 2.7 Amendments to Section 7.11. Section 7.11 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

        7.11   FINANCIAL COVENANTS.

               (a) Total Leverage Ratio. The Total Leverage Ratio, as of the last day of each fiscal quarter of the Borrower, shall be less than or equal to:

                    (i) for the fiscal quarter ending March 31, 2001, 7.50 to 1.00;

                    (ii) for the fiscal quarter ending June 30, 2001, 9.25 to 1.00;


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                    (iii)   for the fiscal quarter ending September 30, 2001,
               7.50 to 1.00;

                    (iv)    for the fiscal quarter ending December 31, 2001,
               7.25 to 1.00;

                    (v) for the fiscal quarter ending March 31, 2002, 6.25 to 1.00;

                    (vi) for the fiscal quarter ending June 30, 2002, 5.50 to 1.00;

                    (vii)   for the fiscal quarter ending September 30, 2002,
               5.50 to 1.00;

                    (viii)  for the fiscal quarter ending December 31, 2002,
               5.50 to 1.00;

                    (ix) for the fiscal quarter ending March 31, 2003, 5.50 to 1.00;

                    (x) for the fiscal quarter ending June 30, 2003, 5.25 to 1.00;

                    (xi)    for the fiscal quarter ending September 30, 2003,
               5.00 to 1.00;

                    (xii)   for the fiscal quarter ending December 31, 2003,
               5.00 to 1.00; and

                    (xiii)  for any fiscal quarter thereafter, 4.50 to 1.00.

               (b) Senior Leverage Ratio. The Senior Leverage Ratio, as of the last day of each fiscal quarter of the Borrower, shall be less than or equal:

                    (i) for the fiscal quarter ending March 31, 2001, 3.0 to 1.00;

                    (ii) for the fiscal quarter ending June 30, 2001, 3.75 to 1.00;

                    (iii)   for the fiscal quarter ending September 30, 2001,
               3.00 to 1.00;

                    (iv)    for the fiscal quarter ending December 31, 2001,
               3.00 to 1.00;

                    (v) for the fiscal quarter ending March 31, 2002, 2.75 to 1.00;

                    (vi) for the fiscal quarter ending June 30, 2002, 2.50 to 1.00; and

                    (vii) for the fiscal quarter ending September 30, 2002 and for any fiscal quarter thereafter, 2.25 to 1.00.

               (c) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Borrower, shall be greater than or equal to:

                    (i) for the fiscal quarter ending March 31, 2001, .80 to 1.00;

                    (ii) for the fiscal quarters ending June 30, 2001 and September 30, 2001,


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               0.75 to 1.00;

                    (iii) for the fiscal quarter ending December 31, 2001, .85 to 1.00;

                    (iv) for the fiscal quarter ending March 31, 2002, 1.00 to 1.00;

                    (v) for the fiscal quarter ending June 30, 2002; 1.05 to 1.00;

                    (vi) for the fiscal quarters ending September 30, 2002 and December 31, 2002, 1.10 to 1.00;

                    (vii) for the fiscal quarters ending March 31, 2003 and June 30, 2003, 1.10 to 1.00; and

                    (viii) for the fiscal quarter ending September 30, 2003 and for any fiscal quarter thereafter, 1.15 to 1.00.

               (d) Consolidated EBITDA. Consolidated EBITDA, as of the last day of each fiscal quarter of the Borrower for the four fiscal quarter period ending on such date, shall be greater than or equal to:

                    (i) the fiscal quarter ending March 31, 2001, $15,000,000;

                    (ii) for the fiscal quarter ending June 30, 2001, $11,500,000;

                    (iii) for the fiscal quarter ending September 30, 2001, $14,500,000;

                    (iv) for the fiscal quarter ending December 31, 2001, $15,000,000;

                    (v) the fiscal quarter ending March 31, 2002, $17,000,000;

                    (vi) for the fiscal quarter ending June 30, 2002, $18,000,000;

                    (vii) for the fiscal quarter ending September 30, 2002, $18,500,000; and

                    (viii) for the fiscal quarter ending December 31, 2002 and for each fiscal quarter thereafter, $19,000,000.

               (e) Receivables to Revenue Ratio. The Receivables Ratio, as of the last day of each fiscal quarter of the Borrower, shall be less than or equal to:

                    (i) for the fiscal quarters ending March 31, 2001 and June 30, 2001, .60 to 1.0;

                    (ii) for the fiscal quarters ending September 30, 2001, December 31, 2001, March 31, 2002 and June 30, 2002, .55 to 1.0;
               and


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                      (iii) for the fiscal quarter ending September 30, 2002 and for each fiscal quarter thereafter, .50 to 1.0.

        SUBPART 2.8 Section 7.17. A new Section 7.17 is hereby added to read as follows:

        7.17   PREEMPTIVE RIGHTS SENIOR DISCOUNT NOTES.

        If the cash proceeds received from the issuance of Preemptive Rights Senior Discount Notes (as defined in Section 8.1(h)) are (a) equal to or greater than $500,000 but less than $1,000,000, then the Borrower shall notify the Agent that it is, pursuant to Section 3.4(a), voluntarily reducing the Committed Amount by $500,000 and (b) equal to or greater than $1,000,000, then the Borrower shall notify the Agent that it is, pursuant to Section 3.4(a), voluntarily reducing the Committed Amount by $1,000,000.

        SUBPART 2.9 Amendments to Section 8.1. Section 8.1 is hereby amended by deleting the "and" at the end of Section 8.1(g) and by (i) restating in its entirety Section 8.1(h) of the Existing Credit Agreement and (ii) adding a new
Section 8.1(i), in each case to read as follows:

        8.1    INDEBTEDNESS.

                                   ***********

               (h) other unsecured Indebtedness (i) issued for cash proceeds between $10,040,000 and $10,060,000 pursuant to those certain 15% Senior Discount Notes issued in satisfaction of Subpart 4.1.5 of Amendment No. 3 (the "Senior Discount Notes"); provided that such Indebtedness shall
        (A) have a maturity date no earlier than one year beyond the Maturity Date and (B) provide that no payment of cash interest or other debt service or amortization of principal (including any defeasance of principal) shall occur prior to one year beyond the Maturity Date; and
        (ii) consisting of additional Senior Discount Notes (the "Preemptive Rights Senior Discount Notes") issued on or prior to 90 days after the date of effectiveness of Amendment No. 3 to certain shareholders of the Borrower pursuant to the exercise of existing preemptive rights for cash proceeds not to exceed $1,200,000; provided that (A) such Indebtedness is on the same terms as the Indebtedness described in clause (i) above and (B) the Borrower complies with Section 7.17, as applicable; and

               (i) other unsecured Indebtedness (in addition to the Indebtedness permitted under subsection (g) of this Section 8.1) hereafter incurred by any Consolidated Party provided that the total of all such Indebtedness shall not exceed an aggregate principal amount of $2,500,000 at any one time outstanding.

        SUBPART 2.10 Amendments to Section 8.8. Section 8.8 of the Existing Credit is hereby amended to replace the "or" before clause (d) of such Section with a "," and to replace the "." at the end of such clause with the following text:


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               ,(e) amend or modify (or permit the amendment or modification of)
        any provision of the Senior Discount Notes in a manner that would be materially adverse to the Lenders, (f) make any cash interest payments in respect of the Indebtedness arising under the Senior Discount Notes prior to the time on which such payments are required to be made pursuant to the Senior Discount Notes as in effect on the date of issuance thereof or (g) make (or give any notice with respect thereto) any voluntary or optional payment or prepayment, redemption, acquisition for value or defeasance of (including without limitation, by way of depositing money or securities with any trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness arising under the Senior Discount Notes.

        SUBPART 2.11 Amendments to Section 8.12. Section 8.12 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

        8.12   CAPITAL EXPENDITURES.

        The Credit Parties will not permit Consolidated Capital Expenditures for any fiscal year to exceed $3,000,000.

        SUBPART 2.12  Amendments to Section 9.1.

               (a) Section 9.1(c)(ii) is hereby amended and restated in its entirety to read as follows:

                    (ii) default in the due performance or observance of any term, covenant or agreement contained in Section 7.1(a), (b),
               (c), (d), (m), (o), (p), (q) or (r) and such default shall continue unremedied for a period of at least 15 days after the earlier of an Executive Officer of a Credit Party becoming aware of such default or notice thereof by the Agent; or

               (b) Section 9.1(k) is hereby amended by replacing the "." at the end of such clause with a ";or" and a new Section 9.1(l) is hereby added to read as follows:

                    (l) Senior Discount Notes. There shall occur and be continuing any Event of Default under and as defined in the Senior Discount Notes (or any related indenture effective for the Senior Discount Notes).

        SUBPART 2.13 Amendments to Section 11.5(a). Section 11.5(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

        11.5   EXPENSES; INDEMNIFICATION.

               (a) The Borrower agrees to pay on demand all costs and expenses of the Agent incurred from time to time in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Credit


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

        Agreement, the other Credit Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of a single law firm (and any necessary local or special counsel) for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Credit Documents. The Borrower further agrees to pay on demand all costs and expenses of the Agent and the Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Credit Documents and the other documents to be delivered hereunder. The Borrower further agrees that upon the occurrence and continuation of an Event of Default, the Borrower shall be responsible for all fees and expenses thereafter incurred by the Agent in connection with the retention of a financial advisor by the Agent.

        SUBPART 2.14 Amendments to Schedule 6.10. Schedule 6.10 to the Existing Credit Agreement is hereby amended and replaced with Schedule 6.10 attached hereto.

        SUBPART 2.15 Amendments to Schedule 6.14. Schedule 6.14 to the Existing Credit Agreement is hereby amended and replaced with Schedule 6.14 attached hereto.

        SUBPART 2.16 Amendments to Schedule 6.16(a). Schedule 6.16(a) to the Existing Credit Agreement is hereby amended and replaced with Schedule 6.16(a) attached hereto.

        SUBPART 2.17 Amendments to Schedule 6.16(b). Schedule 6.16(b) to the Existing Credit Agreement is hereby amended and replaced with Schedule 6.16(b) attached hereto.

        SUBPART 2.18 Amendments to Schedule 6.16(c). Schedule 6.16(c) to the Existing Credit Agreement is hereby amended and replaced with Schedule 6.16(c) attached hereto.

                                     PART 3
                                     RELEASE

        The Credit Parties each hereby release the Agent, the Lenders, and the Agent's and the Lenders' respective officers, employees, representatives, agents, managers, counsel, and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

                                     PART 4
                           CONDITIONS TO EFFECTIVENESS

        SUBPART 4.1 Amendment No. 3 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 3 Effective Date") when all of the conditions set forth in this Part 4 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 3."

               SUBPART 4.1.1 Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

               SUBPART 4.1.2 Authority. Receipt by the Agent of (i) a certificate of the corporate secretary of each of the Credit Parties certifying as to resolutions or authorization of the Board of Directors of each Credit Party approving and adopting, as applicable, this Amendment and the Senior Discount Notes and the transactions contemplated herein and therein and authorizing the execution, delivery and performance hereof and thereof and (ii) an incumbency certificate of each Credit Party certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

               SUBPART 4.1.3 Opinions. Receipt by the Agent of an opinion or opinions from counsel to the Credit Parties relating to this Amendment and the Senior Discount Notes, in form and substance reasonably satisfactory to the Agent, addressed to the Agent on behalf of the Lenders and dated as of the date hereof.

               SUBPART 4.1.4 Fees and Expenses.

                    (a) Amendment Fee. The Borrower shall have paid to the Agent an amendment fee equal to 0.50% of the Committed Amount with such fee to be shared ratably with each of the Lenders that has executed this Amendment prior to the date hereof.

                    (b) Agent's Fee. The Borrower shall have paid to the Agent, for its own account, such working fee as agreed upon between Borrower and Agent.

                    (c) Reimbursement of Agent's Fees and Expenses. The Borrower shall have reimbursed the Agent for the legal fees and expenses of Moore & Van Allen, PLLC, counsel to the Agent, as reflected in a statement provided to the Borrower on the date hereof.

               SUBPART 4.1.5 Perfection Certificate. The Credit Parties shall have provided a completed perfection certificate to the Agent in form and substance reasonably acceptable to the Agent.

               SUBPART 4.1.6 Sponsor Contribution. The Borrower shall have (i) issued the Senior Discount Notes and the proceeds therefrom shall have been applied to the Loans, on terms and conditions satisfactory to the Agent and the Required Lenders in their sole discretion and (ii) provided to the Agent a certificate of an officer of the Borrower, in form and substance reasonably acceptable to the Agent, certifying that the Borrower has delivered to the Agent complete copies of all documents executed in connection with Senior Discount Notes (and all schedules and exhibits thereto).

               SUBPART 4.1.7 Other Items. The Agent shall have received such other documents, agreements or information that may be reasonably requested by the Agent or as may be expressly agreed to between the Borrower and the Agent.

                                     PART 5
                                  MISCELLANEOUS

        SUBPART 5.1 Waivers. The Required Lenders hereby waive (a) the Events of Default existing as of the date hereof caused by the Credit Parties failure to comply with Section 7.11(a), (b) and (c) of the Existing Credit Agreement as of December 31, 2000 and March 31, 2001; provided, however that such waiver does not (a) waive any Events of Default arising from the failure of any Credit Party to comply with the Amended Credit Agreement, including the covenants contained in Section 7.11 for the period ending March 31, 2001 or (b) any other Events of Default that may exist as of the date hereof.

        SUBPART 5.2 Representations and Warranties. The Credit Parties hereby represent and warrant to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents, (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date), (c) no default or event of default exists under the Subordinated Note Indenture and (d) the Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and are prior to all Liens other than Permitted Liens; provided however that, the representation and warranty contained in Section 6.2 of the Existing Credit Agreement is qualified by reference to the consolidated financial statements of the Credit Parties for the third quarter ended September 30, 2000 on Form 10-Q filed with the Securities and Exchange Commission on November 14, 2000, as amended by amendments filed on November 15, 2000 and November 16, 2000, and by information furnished by the Borrower to the Agent and the Lenders in connection with this Amendment.

        SUBPART 5.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

        SUBPART 5.4 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

        SUBPART 5.5 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

        SUBPART 5.6 References in Other Credit Documents. At such time as this Amendment No. 3 shall become effective pursuant to the terms of Subpart 4.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

        SUBPART 5.7 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

        SUBPART 5.8 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

        SUBPART 5.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:                           CONDOR SYSTEMS, INC.

                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------

GUARANTORS:                         CEI SYSTEMS, INC.


                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------

AGENT:                           BANK OF AMERICA, N.A., formerly Bank of
                                 America National Trust and Savings Association, in its capacity as Agent

                                 By:
                                    ----------------------------------
                                 Name:
                                      --------------------------------
                                 Title:
                                       -------------------------------


LENDERS:                         BANK OF AMERICA, N.A., formerly Bank of
                                 America National Trust and Savings Association, in its capacity as a Lender

                                 By:
                                    ----------------------------------
                                 Name:
                                      --------------------------------
                                 Title:
                                       -------------------------------


                                 ANTARES CAPITAL CORPORATION,
                                 in its capacity as Documentation Agent and individually as a Lender

                                 By:
                                    ----------------------------------
                                 Name:
                                      --------------------------------
                                 Title:
                                       -------------------------------


                                 BNP PARIBAS

                                 By:
                                    ----------------------------------
                                 Name:
                                      --------------------------------
                                 Title:
                                       -------------------------------


                                 By:
                                    ----------------------------------
                                 Name:
                                      --------------------------------
                                 Title:
                                       -------------------------------


                                 UNION BANK OF CALIFORNIA, N.A.

                                 By:
                                    ----------------------------------
                                 Name:
                                      --------------------------------
                                 Title:
                                       -------------------------------

                                  Schedule 6.10

                                  SUBSIDIARIES

       NAME/JURISDICTION    CAPITAL STOCK               SHARES OUTSTANDING /
                                                        SHARES HELD BY A CREDIT
                                                        PARTY
       ---------------------------------------------------------------------------
       CEI Systems, Inc.    Common Stock, par value     1,000 shares issued and
       / Delaware           $0.01 per share / 10,000    outstanding / 1,000 shares
                            shares authorized           held by Condor Systems,
                                                        Inc.
       ---------------------------------------------------------------------------
       Condor GmbH /        50,000 shares authorized    1 share issued and
       Germany                                          outstanding / 1 share held
                                                        by CEI Systems, Inc.
       ---------------------------------------------------------------------------

                                  Schedule 6.14

                              INTELLECTUAL PROPERTY

               See Attached.

                                   TRADEMARKS

                                                        JURIS-                   EXP.
MARK                  OWNER                REG#         DICTION     DATE         DATE

Condor Systems        Condor               2,223,650      US       02/16/99    02/16/09
(Logo)
----------------------------------------------------------------------------------------
Digital Caddy         AirWave              2,014,189      US       11/05/96    11/05/06
----------------------------------------------------------------------------------------
ESSI (Logo)           Condor               1,543,366      US       06/13/89    06/26/09
----------------------------------------------------------------------------------------
SciComm (Logo)        Condor               1,160,758      US       07/14/81    07/14/01
----------------------------------------------------------------------------------------
Landmark              Condor (Signal       2,094,217      US       09/09/97    09/09/07
                      Science)
----------------------------------------------------------------------------------------
Signal Science        Condor (Signal       2,242,052      US       04/27/99    04/27/09
(Logo)                Science)
----------------------------------------------------------------------------------------
Signalworks           Condor (Signal       2,243,053      US       05/04/99    05/04/09
                      Science)
----------------------------------------------------------------------------------------

                                     PATENTS

------------------------------------------------------------------------------------------
 PATENT NO.                  TITLE                 COUNTRY    OWNER    ISSUE    EXPIRATION
                                                                        DATE      DATE
------------------------------------------------------------------------------------------
5,691,922      Golf Autoranging System                US     Airwave  11/25/97  11/14/15
------------------------------------------------------------------------------------------
5,714,964      Horned Interferometer Antenna          US     Condor   11/07/95  11/07/15
               Apparatus
------------------------------------------------------------------------------------------
5,708,470      Optical Monitoring System              US     Condor   06/08/96  06/10/16
               Apparatus
------------------------------------------------------------------------------------------
5,692,709      Shockwave Stabilization Apparatus      US     Condor   12/02/97  12/02/14
               and Method
------------------------------------------------------------------------------------------
5,661,485      Improved Homodyne Receiver             US     Condor   09/08/95  09/08/15
               Apparatus and Method
------------------------------------------------------------------------------------------
5,651,516      Shockwave Stabilization Apparatus      US     Condor   07/29/96  04/29/16
               and Method
------------------------------------------------------------------------------------------
4,888,593      Time Difference of Arrival             US     Signal   12/19/89  12/15/07
               Geolocation Method, Etc.                      Science
               (Friedman, et al)
------------------------------------------------------------------------------------------
5,285,499      Ultrasonic Frequency Expansion         US     Signal   02/08/94  04/27/13
               Processor (Shannon, et al)                    Science
------------------------------------------------------------------------------------------
5,455,846      Detection of a Digitally               US     Signal   10/03/95  10/03/13
               Modulated Signal Using Binary                 Science
               Line Enhancement (Gardner)
------------------------------------------------------------------------------------------
5,524,124      Multiple-Filter Equalizer for          US     Signal   06/04/96  11/17/13
               Structured Digitally Modulated                Science
               Signals (Koenig)
------------------------------------------------------------------------------------------
5,640,423      Method for Signal Transmission         US     Signal   06/17/97  12/16/13
               Using Spectrally Efficient                    Science
               Orthogonal Modulation (Archer)
------------------------------------------------------------------------------------------
5,691,978      Self-Canceling Full-duplex RF          US     Signal   11/25/97  01/21/07
               Communication System (Kenworthy)              Science
------------------------------------------------------------------------------------------

                               PATENT APPLICATIONS

-------------------------------------------------------------------------------------------------------------------
  APPLICATION             TITLE          COUNTRY    ASSIGNEE   FILING DATE   ISSUE   EXPIRATION        STATUS
      NO.                                                                    DATE       DATE       (SECRECY ORDER/
                                                                                                      PENDING
                                                                                                    APPLICATION)
-------------------------------------------------------------------------------------------------------------------
   09/393,408     Signal Transfer           US       Condor    09/10/1999     N/A        N/A          Pending
                  Device Measurement                                                                Application
                  System and Method
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                Date                                                         Date of        Date
Reg. No.     Description                        Registered     Registrant     Assignee          Assignor     Execution      Recorded
-----------------------------------------------------------------------------------------------------------------------------------
N/A          1.  Transponder unit               Unregistered   AirWave        Condor Systems,   AirWave      02/02/96       03/05/96
             code/firmware, ver. 4.14,                         Technology,    Inc.              Technology,  (Exclusive
             pertaining to AirWave                             Inc.                             Inc.         License)
             Technology, Inc.'s product known
             as "Digital Caddy" and "Digital
             Caddy System".

             2.  Hand-held unit
             code/firmware, ver. 4.11,
             pertaining to AirWave
             Technology, Inc.'s product known
             as "digital Caddy" and Digital
             Caddy System".

             3.  Maintenance unit
             code/firmware, ver. 4.11,
             pertaining to AirWave
             Technology, Inc.'s product known
             as "Digital Caddy" and Digital
             Caddy System".
-----------------------------------------------------------------------------------------------------------------------------------

                                Schedule 6.16(a)

                              MORTGAGED PROPERTIES

(1)     2133 and 2233 Samaritan Drive, San Jose, CA

(2)     996 Flower Glenn Street, Simi Valley, CA

                                Schedule 6.16(b)

                              COLLATERAL LOCATIONS

                                      Location                               Held By
            ------------------------------------------------------------------------------------
            (1)      2133 Samaritan Drive, San Jose, CA           Condor Systems, Inc.
            ------------------------------------------------------------------------------------
            (2)      2233 Samaritan Drive, San Jose, CA           Condor Systems, Inc.
            ------------------------------------------------------------------------------------
            (3)      2091 Winchester Blvd., Units A, B & E, San   Condor Systems, Inc.
                     Jose, CA
            ------------------------------------------------------------------------------------
            (4)      996 Flower Glen Street, Simi Valley, CA      CEI Systems, Inc.
            ------------------------------------------------------------------------------------
            (5)      1755 Jefferson Davis Hwy., Suite 1107,       Condor Systems, Inc.
                     Sterling, VA
            ------------------------------------------------------------------------------------
            (6)      7606 Boeing Street, Suite G & H, E1 Paso,    CEI Systems, Inc.
                     TX
            ------------------------------------------------------------------------------------
            (7)      Industry Street 161c, 5099 Cologne, GERMANY  CEI Systems, Inc.
            ------------------------------------------------------------------------------------

                                Schedule 6.16(c)

                       CHIEF EXECUTIVE OFFICES/PRINCIPAL PLACES OF BUSINESS

Address of the Chief Executive Office of each Consolidated Party

c/o Condor Systems, Inc.
2133 Samaritan Drive
San Jose, CA 95124